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                                                                    EXHIBIT 32.2

           CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the annual report on Form 10-K of Interactive Data Corporation (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Steven G. Crane, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2004                      /s/ STEVEN G. CRANE
                                           ------------------------------
                                           Steven G. Crane
                                           Chief Financial Officer
                                           (principal accounting officer)